                                                                    EXHIBIT 99.1

                              VALENTEC SYSTEMS, INC
                                  BALANCE SHEET
                        PERIOD ENDING SEPTEMBER 30, 2004
                                   (Unaudited)

                                                         VSI             VSI
                                                     SEPT 30 2005    SEPT 30 2004
Current Assets
     Cash & Cash Equivalents                           1,117,185         253,087
     Accounts Receivable                               7,950,986       3,477,501
     Inventory                                         1,611,953       1,947,665
     Contract Development                              2,261,533               -
     Other                                               146,579          91,576

                                                      ----------      ----------
     Total Current                                    13,088,236       5,769,829
                                                      ----------      ----------

Fixed Assets
     Furniture, Fixtures & Leasehold Improvements        470,709         360,420
     Machinery & Equipment                             2,246,049       1,986,381
                                                      ----------      ----------
                                                       2,716,758       2,346,801
                                                      ----------      ----------
      Less Accumulated Depreciation                   (1,331,611)       (985,534)
                                                      ----------      ----------
      Total Fixed                                      1,385,147       1,361,267
                                                      ----------      ----------

TOTAL ASSETS                                          14,473,383       7,131,096
                                                      ----------      ----------

Current Liabilities
     Accounts Payable                                  2,397,890         877,886
     Accrued Expense                                     529,567       1,364,098
     Customer Deposits                                    76,056          59,605
     Lines of Credit - Notes Payable                   6,998,981       2,071,054
     Due to Shareholders                                 933,455       2,292,250
                                                      ----------      ----------
     Total Current                                    10,935,949       6,664,893
                                                      ----------      ----------

TOTAL LIABILITIES                                     10,935,949       6,664,893
                                                      ----------      ----------

Shareholders Equity
     Common stock, $0.01 par value per share,
       100 shares authorized, issued and
       outstanding                                            10              10
     Additional Paid In Capital                        2,884,773       3,485,663
     Retained Earnings                                   652,651      (3,019,470)
                                                      ----------      ----------
     Total Equity                                      3,537,434         466,203
                                                      ----------      ----------

TOTAL LIABILITIES & EQUITY                            14,473,383       7,131,096
                                                      ----------      ----------

                                                                    EXHIBIT 99.1

                              VALENTEC SYSTEMS, INC
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDING SEPTEMBER 30, 2004
                                   (Unaudited)

                                     9-MONTHS       9-MONTHS
                                   SEPT 30 2005    SEPT 30 2004
Revenues                            12,385,602       4,044,427

Direct Contract Cost
    Direct Labor                     1,136,180         894,541
    Direct Materials                 4,181,076       1,269,547
    Other Direct                     2,064,165       1,537,952
                                    ----------      ----------
    Total Direct Cost                7,381,421       3,702,040
                                    ----------      ----------

Gross Margin                         5,004,181         342,387
                                    ----------      ----------

Indirect Cost
    Indirect Expenses                  825,493         324,372
    Overhead Expenses                  721,919       1,426,215
    Depreciation/Amortization          701,664         277,779
    G&A Expense                      1,869,691       1,901,238
                                    ----------      ----------
    Total Indirect                   4,118,767       3,929,604
                                    ----------      ----------

Income from Operation                  885,414      (3,587,217)
                                    ----------      ----------

Other (Expense) Income
    Interest Income                     27,569           2,327
    Interest Expense                  (201,924)        (58,501)
    Miscellaneous                      (20,340)         26,203
                                    ----------      ----------
    Total Other                       (194,695)        (29,971)
                                    ----------      ----------

Income Before taxes                    690,719      (3,617,188)
                                    ----------      ----------

Provision for Taxes                          -           9,458

                                    ----------      ----------
Net Income                             690,719      (3,607,730)
                                    ----------      ----------

Profit (loss) per Share                6,907.2       (36,077.3)
                                    ----------      ----------

Weighted Avg shares                        100             100

                                                                    EXHIBIT 99.1

                              VALENTEC SYSTEMS, INC
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDING SEPTEMBER 30, 2004
                                   (Unaudited)

                                           SEPT 30 2005    SEPT 30 2004
Cash from Operations
     Net Income                                690,719      (3,605,242)
     Depreciation/Amortization                 701,664         275,291
                                            ----------      ----------
     Net From Operations                     1,392,383      (3,329,951)
                                            ----------      ----------

(Increase) Decrease in Assets
     Accounts Receivable                    (6,129,440)        613,581
     Inventory                                (553,688)     (1,389,390)
     Restricted Cash                         1,327,468
     Contract Development                   (1,207,905)      1,468,391
     Deferred Taxes                             (5,079)
     Pre Paid Expenses                         (55,447)           (444)
                                            ----------      ----------
     Total                                  (6,624,091)        692,138
                                            ----------      ----------

Increase (Decrease) in Liabilities
     Accounts Payable                          950,902      (1,061,012)
     Accrued Expense                            77,632         942,799
     Due to Shareholders                      (158,239)
     Customer Deposits                       2,331,129          59,605
                                            ----------      ----------
     Total                                   3,201,424         (58,608)
                                            ----------      ----------

Net Cash (used) by Operating Activities     (2,030,284)     (2,696,421)
                                            ----------      ----------

Cash Flow from Investing Activities
     Purchase Property & Equipment            (342,840)       (176,241)
     Add Paid In Capital                      (229,089)         71,246
     Distribution to Parent                   (354,089)
                                            ----------      ----------
                                              (926,018)       (104,995)
                                            ----------      ----------

Cash Flow from Financing Activities
     Lines of Credit - Notes Payable         4,694,000       1,120,770
     Notes Payable                            (100,000)
     Notes Payable                             100,000
     Due to Shareholders                    (1,168,909)      1,780,966
                                            ----------      ----------
                                             3,525,091       2,901,736
                                            ----------      ----------

Net Increase in Cash                           568,789         100,320
                                            ----------      ----------

Cash Beginning of Year                         262,197         152,767
Cash End of Year                             1,117,185         253,087

                                                                    EXHIBIT 99.1

                              VALENTEC SYSTEMS, INC
                        STATEMENT OF STOCKHOLDERS' EQUITY
                        PERIOD ENDING SEPTEMBER 30, 2005
                                   (Unaudited)

                                          ADDITIONAL
                                 COMMON     PAID-IN    RETAINED
                                  STOCK     CAPITAL    EARNINGS      TOTAL
VSI Balance Dec 31, 2004           10     3,484,773     316,021    3,800,804
       Net Income                   -             -     690,719      690,719
       Reclass Add Paid In Cap             (600,000)                (600,000)
       Distribution to Parent                          (354,089)    (354,089)
                                   --     ---------    --------    ---------
       VSI Sept 30, 2005           10     2,884,773     652,651    3,537,434

                             VALENTEC SYSTEMS, INC.

                                MINDEN, LOUISIANA

                                DECEMBER 31, 2003

                              VALENTEC SYSTEMS, INC.

                                 MINDEN LOUISIANA

                                TABLE OF CONTENTS

                                    PAGE
                                    ----
Independent Auditor's Report          1

Balance Sheet                         2

Statement of Operations               3

Statement of Stockholders' Equity     4

Statement of Cash Flows               5

Notes to Financial Statements       6-9

HEARD MCELROY & VESTAL LLP    333 TEXAS STREET      PARTNERS                           ROY E PRESTWOOD, CPA
CERTIFIED PUBLIC ACCOUNTANTS  15TH FLOOR            J. PETER GAFFNEY, CPA, APC         A. D. JOHNSON, JR., CPA
                              SHREVEPORT, LA 71101  SPENCER BERNARD, JR., CPA          RON W. STEWART, CPA, APC
                              318 429-1525          H.Q. GAHAGAN, JR., CPA, APC
                              318 429-2070 FAX      GERALD W. HEDGCOCK, JR., CPA, APC
                              POST OFFICE BOX 1607  TIM B. NIELSEN, CPA, APC
                              SHREVEPORT, LA        JOHN W. DEAN, CPA, APC             OF COUNSEL
                              71165-1607            MARK D. ELDREDGE, CPA              GILBERT R. SHANLEY, JR., CPA
                                                    ROBERT L. DEAN, CPA                C. CODY WHITE, JR., CPA, APC
                                                    STEPHEN W. CRAIG, CPA              WILLIAM L. HIGHTOWER, CPA

                                  March 10, 2004

Board Of Directors
Valentec Systems, Inc.
Minden, Louisiana

                          Independent Auditor's Report

We have audited the accompanying balance sheet of Valentec Systems, Inc. as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valentec Systems, Inc. as of December 31, 2003, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    (HEARD MCELROY & VESTAL LLP)

                         HMV
A PROFESSIONAL SERVICES FIRM
   SHREVEPORT * BOSSIER CITY  hmv@hmvcpa.com E-MAIL
                 WEST MONROE  www.hmvcpa.com WEB ADDRESS
                                                                               1

                             VALENTEC SYSTEMS, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 2003

                      ASSETS

Current assets:
  Cash                                                    152,767
  Accounts receivable                                   3,622,952
  Accounts receivable-parent                              486,130
  Inventory                                               558,275
  Contract development cost                             1,468,391
  Income tax receivable                                    91,132
                                                        ---------
      Total current assets                              6,379,647

Property and equipment:
  Furniture, fixtures and equipment                     2,170,560
  Less-accumulated depreciation                          (710,243)
                                                        ---------

Net property and equipment                              1,460,317

Other assets:
  Deposits                                                 11,598
                                                        ---------

Total assets                                            7,851,562
                                                        =========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable-line of credit                             950,000
  Note payable-stockholders                               511,284
  Accounts payable and accrued expenses                 1,938,898
  Accrued salaries and payroll withholding                166,046
  Deferred income taxes payable                           242,453
  Investment in subsidiary                                 13,084
                                                        ---------
      Total current liabilities                         3,821,765

Stockholders' equity:
  Common stock-$.01 par value per share, 100 shares
   authorized, issued and outstanding                          10
  Additional paid-in capital                            2,914,450
  Retained earnings                                     1,115,337
                                                        ---------
      Total stockholders' equity                        4,029,797
                                                        ---------

Total liabilities and stockholders' equity               7,851,562
                                                        =========

   The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

Contract revenue                             6,184,670

Direct contract costs:
  Direct labor                                 981,331
  Direct materials                           2,188,418
  Other direct costs                         2,040,641
                                             ---------
       Total direct contract costs           5,210,390

Gross margin on revenue                        974,280

Facility lease revenue                       2,445,732

Indirect costs:
  Fringe benefit expenses                      377,651
  Overhead expenses                            855,928
  General and administrative expenses        1,562,717
                                             ---------
       Total indirect costs                  2,796,296
                                             ---------

Income from operations                         623,716

Other (expense) income:
  Interest income                                1,040
  Miscellaneous                                 23,371
  Interest expense                             (41,993)
                                             ---------
       Total other (expense)                   (17,582)
                                             ---------

Income before income taxes                     606,134

Provision for income taxes-deferred           (173,411)
                                             ---------

Net income                                     432,723
                                             =========

   The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS. INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                          Additional
                            Common         Paid-in            Retained
                            Stock          Capital            Earnings        Total
                            ------        ----------          ---------     ---------
Balance-December 31, 2002     10          2,914,450             682,614     3,597,074

Net income                     -                  -             432,723       432,723
                            ------         ---------           ---------     ---------

Balance-December 31, 2003     10           2,914,450           1,115,337     4,029,797
                            ======         =========           =========     =========

   The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

Cash flows from operating activities:
 Net income                                                      432,723
 Adjustments to reconcile net income to net cash (used)
    by operating activities:
       Depreciation and amortization                             398,619
       Change in deferred income taxes                           242,453
       (Increase) decrease in:
         Accounts receivable                                   1,614,058
         Inventory                                               116,586
         Cost in excess of billings                           (1,468,391)
         Prepaid expenses and travel advances                     73,902
         Income taxes receivable                                 (42,632)
       Increase (decrease) in:
         Accounts payable and accrued expenses                (1,572,922)
         Accrued salaries and payroll withholding                    641
         Deferred revenue                                       (128,092)
                                                              ----------
         Total adjustments                                      (765,779)
                                                              ----------
         Net cash (used) by operating activities                (333,056)

Cash flows from investing activities:
 Purchase of property and equipment                             (325,358)

Cash flows from financing activities:
 Proceeds from the line of credit                                775,000
 Repayments on notes payable                                    (104,991)
 Repayments to stockholders                                      (22,217)
 (Decrease) in due to subsidiary                                (107,107)
                                                              ----------
         Net cash provided by financing activities               540,685
                                                              ----------

Net (decrease) in cash                                          (117,729)

Cash-beginning of year                                           270,496
                                                              ----------

Cash-end of year                                                 152,767
                                                              ==========

Supplemental cash flow information:
 Cash paid for:
    Interest                                                      41,993
                                                              ==========

   The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31,2003

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION. Valentec Systems, Inc. was organized under the laws of the State Of Louisiana on September 1, 2000 as an ammunition plant facilities contractor.

      On September 25, 2000, Valentec Systems, Inc. established Valentec International as a wholly-owned subsidiary to produce and sell ammunition internationally.

      The financial statements of the Corporation include only those of Valentec Systems, Inc. Its wholly-owned subsidiary is accounted for on the equity method. No income or loss was recognized from the subsidiary in 2003. The Corporation's investment is a negative $13,084 at December 31, 2003.

      Valentec Systems, Inc. is a wholly-owned subsidiary of VTECH Corporation.

      CASH AND CASH EQUIVALENTS. For purposes of financial statement presentation, the Corporation considers all highly liquid debt instruments with initial maturities of ninety days or less to be cash equivalents.

      The Corporation maintains cash balances which may exceed federally insured limits. The Corporation does not believe that this results in any significant credit risk.

      CONTRACT REVENUE. Revenue from fixed-price type contracts is recognized under the percentage-of-completion method of accounting, with costs and estimated profits included in contract revenue as work is performed. If actual and estimated costs to complete a contract indicate a loss, a provision is made currently for the loss anticipated on the contract. Advance payments received are reported in the accompanying balance sheets as deferred revenue.

      Revenue from time and materials type contracts is recognized as costs are incurred at amounts represented by the agreed-upon billing amounts.

      Revenue recognized on contracts for which billings have not been presented to customers is included in the accounts receivable classification on the balance sheet.

      PROPERTY AND EQUIPMENT. Property and equipment are recorded at the original cost to the Corporation, Assets are being depreciated using the double declining balance method over predetermined lives of three to seven years.

      GOODWILL. Goodwill was recorded at original cost to the Corporation. In 2001, goodwill was reduced by $126,876 to reflect an adjustment in the purchase price of Valentec Systems, Inc. due to a refund of federal taxes from a period prior to acquisition. There is no remaining goodwill at December 31, 2003.

      INVENTORY. Inventory is stated at the lower of cost or market value using the average cost method. Inventories at December 31, 2003 consist of:

Raw materials             90,825
Shell casings            467,450
                         -------
                         558,275
                         =======

      These inventories were generated from excess production under a completed contract and are expected to be sold in a subsequent year.

      INCOME TAXES. The Corporation files a consolidated federal income tax return utilizing the accrual basis of accounting for tax reporting purposes whereby revenue is recognized when earned and expenses are recognized when incurred. Certain items, primarily accrued expenses and depreciation will affect different periods for financial statement and income tax reporting purposes. Deferred federal and state income taxes are provided for these temporary differences.

      CLASSIFICATION OF EXPENSES. The Corporation classifies expenses into four categories: direct contract costs, fringe benefit expenses, overhead expenses and general and administrative expenses.

      USE OF ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    ACCOUNTS RECEIVABLE

      Accounts receivable consist of billed and unbilled accounts under contracts in progress with governmental units, principally with the Department of Defense and with lessees (refer to Note 6). The components of accounts receivable at December 31, 2003 are:

Billed (including lessees)                              1,664,445
Unbilled                                                2,139,039
                                                        ---------
                                                        3,803,484
Less-allowance for doubtful accounts                     (180,532)
                                                        ---------
                                                        3,622,952
                                                        =========

      Unbilled accounts receivable relates to work that has been performed for which billings have not been presented to customers. It is anticipated that the unbilled amounts will be collected within the next fiscal year.

3.    NOTE PAYABLE-LINE OF CREDIT

      The Corporation has a line of credit arrangement with a financial institution which has a maximum borrowing amount of $1,000,000 and expires on April 28, 2004, Interest is payable monthly at the institution's prime rate. The line is secured by substantially all of the assets of the Corporation and personally guaranteed by a stockholder of the Company. At December 31, 2003, $950,000 was outstanding on the line with $50,000 available for borrowing.

4.    NOTES PAYABLE-STOCKHOLDERS

      The Corporation is indebted under notes payable to the stockholders of the Corporation. The notes bear interest at various rates ranging from 10% to 12% per annum and include accrued interest of $-0-at December 31,2003. The notes are due on demand and have an outstanding balance of $511,284 at December 31, 2003.

5.    INCOME TAXES

      The components of the provision for income taxes in December 31, 2003 consisted of:

      The provision for income taxes at December 31,2003 reflects deferred federal and state income taxes.

      The Corporation anticipates reporting an approximate loss of $860,000 due to the timing of deductions for cost incurred on contracts. No deferred tax asset has been recognized as of December 31, 2003, but has been fully allowed for by the Corporation.

6.    LEASES

      The Corporation entered into an agreement with the U.S. Army to serve as facility use contractor of the Louisiana Army Ammunition Plant (LAAP) in Minden, Louisiana.

      The Corporation does not pay rent for its space it uses but oversees the property for the U.S. Army. It also pays cost associated with running the LAAP (maintenance, utilities, security and other costs) and receives rent from tenants. The Army must approve all leases.

      If the Corporation receives rent in excess of $2,400,000 per year, it splits that amount equally with the U.S. Army, No payment was due in 2003.

      The Corporation has leases with tenants ranging from seven years to twenty five years. The Corporation recognized rent income in 2003 of $2,445,732. Based upon the current leases, the Corporation anticipates receiving approximately $2,330,000 for each of the next five years.

7.    PROFIT SHARING PLAN

      The Corporation has adopted a qualified 401(k) Profit Sharing Plan for all present and future eligible employees. The Corporation matches employee contributions, dollar for dollar, up to 3% of salaries and may contribute a discretionary amount annually as determined by the Board of Directors. The contribution is limited to the maximum contribution allowed under the Internal Revenue Service regulations, which is presently 15 % of eligible gross salaries. Plan participants may elect to contribute up to 15% of their gross annual earnings limited to $7,000, as indexed for inflation. Employees vest 100% in all salary reduction contributions. The Corporation's matching and discretionary contributions vest 100% after two years of service. The Corporation contributed $27,156 for the year ended December 31, 2003, as a match to employees and did not make any annual discretionary contributions for either year.

8.    RELATED PARTY

      The Corporation's stockholders also control other companies whose operations are similar to those of the Corporation. The Corporation purchases and sells materials and services to these entities. Following is a summary of transactions and balances with affiliates for the years ended December 31, 2003:

Accounts receivable-parent         486,130

Consulting services with an affiliate                              180,000

Due to affiliates (included in accounts payable
and accrued expenses in the accompanying balance sheet)            772,703

      There were no sales or purchases with affiliated companies,

9.    CONTRACT STATUS

      The Corporation has provided contracted services to the government under fixed price contracts. In these types of contracts, prices are not subject to any adjustment on the basis of costs incurred to perform the required work. The award of any negotiated contract in excess of $100,000 ($500,000 for DOD, NASA and Coast Guard) with certain exemptions as provided by regulation, requires certification by the contractor that cost and pricing data used to negotiate the final price is current, accurate and complete. This certification entitles the government to a price adjustment, including profit or fee, of any significant amount by which the price was increased because of defective data. The Corporation is also restricted in the amount it can bill under contract until it has passed its first article (inspection). That limit is 10% of the contract amount. The Corporation, in the normal course of business, periodically reviews its cost estimates and experience on all contracts. In the opinion of management, the potential for any price adjustment on open contracts is remote and, if adjusted, would not have a material effect on the Corporation's financial position or results of operations for the period.

      BACKLOG. The Corporation has authorized but uncompleted contracts on hand for which work is in progress at December 31, 2003 approximately as follows:

Total contract price of initial contract
awards including exercised options and
approved change orders (modifications)                          20,658,589

Completed to date                                                  783,060
                                                                ----------

Authorized backlog                                              19,875,529*
                                                                ==========

* Included in this amount is $16,745,000 contract from a related party (a stockholder) which was finalized and signed in February 2004.

10.   DEVELOPMENT COST

      The Corporation incurred development cost associated with two contracts of $ 1,468,391. These costs are anticipated to be allocated to those contracts during 2004 when production is started.

                             VALENTEC SYSTEMS, INC.

                                MINDEN, LOUISIANA

                                DECEMBER 31, 2004

                                      HEARD
                                     MCELROY
                                    & VESTAL
                                       LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

                       HEARD
                     MCELROY
                    & VESTAL
                         LLP
CERTIFIED PUBLIC ACCOUNTANTS

333 TEXAS STREET
15TH FLOOR
SHREVEPORT, LA 71101
318 429-1525
318 429-2070 FAX
POST OFFICE BOX 1607
SHREVEPORT, LA
71165-1607

PARTNERS
J. PETER GAFFNEY, CPA, APC
SPENCER BERNARD, JR., CPA
H.Q. GAHAGAN, JR., CPA, APC
GERALD W. HEDGCOCK, JR., CPA, APC
TIM B. NIELSEN, CPA, APC
JOHN W. DEAN, CPA, APC
MARK D. ELDREDGE, CPA
ROBERT L. DEAN, CPA
STEPHEN W. CRAIG, CPA

ROY E. PRESTWOOD, CPA
A. D. JOHNSON, JR., CPA
RON W. STEWART, CPA, APC

OF COUNSEL
GILBERT R. SHANLEY, JR., CPA
C. CODY WHITE, JR., CPA, APC
WILLIAM L. HIGHTOWER, CPA

                                  March 1, 2005

Board of Directors
Valentec Systems, Inc.
Minden, Louisiana

                          Independent Auditor's Report

We have audited the accompanying balance sheet of Valentec Systems, Inc. as of December 31, 2004, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valentec Systems, Inc. as of December 31, 2004, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   [HEARD MCELROY & VESTAL, LLP]

                  [HMV LOGO]

A PROFESSIONAL SERVICES FIRM
   SHREVEPORT - BOSSIER CITY
                 WEST MONROE

hmv@hmvcpa.com E-MAIL
www.hmvcpa.com WEB ADDRESS

                             VALENTEC SYSTEMS, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 2004

                                     ASSETS

Current assets:
 Cash                                                                                     262,197
 Restricted cash                                                                        1,327,468
 Accounts receivable                                                                    1,599,573
 Accounts receivable-stockholder                                                          221,973
 Inventory                                                                              1,058,265
 Contract development cost                                                              6,261,978
 Income tax receivable                                                                     91,132
                                                                                      -----------
    Total current assets                                                               10,822,586

Property and equipment:
 Furniture, fixtures and equipment                                                      2,373,918
 Less-accumulated depreciation                                                         (1,053,380)
                                                                                      -----------

Net property and equipment                                                              1,320,538
                                                                                      -----------

Total assets                                                                           12,143,124
                                                                                      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable-line of credit                                                           2,255,545
  Note payable-stockholders                                                               333,455
  Accounts payable and accrued expenses                                                 1,515,372
  Accrued salaries and payroll withholding                                                219,805
  Deferred income taxes payable                                                           237,207
  Deferred revenue                                                                      2,453,787
  Due to stockholder                                                                    1,327,149
                                                                                      -----------
    Total current liabilities                                                           8,342,320

Stockholders' equity:
  Common stock-$.01 par value per share, 100 shares authorized,
   issued and outstanding                                                                      10
  Additional paid-in capital                                                            3,484,773
  Retained earnings                                                                       316,021
                                                                                      -----------
    Total stockholders' equity                                                          3,800,804
                                                                                      -----------

Total liabilities and stockholders' equity                                             12,143,124
                                                                                      ===========

     The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

Contract revenue                                                                        3,722,180

Direct contract costs:
 Direct labor                                                                           1,200,072
 Direct materials                                                                       1,398,177
 Other direct costs                                                                     1,992,828
                                                                                        ---------
   Total direct contract costs                                                          4,591,077
                                                                                        ---------

Gross margin (loss) on revenue                                                           (868,897)

Facility lease revenue                                                                  2,697,303

Indirect costs:
 Fringe benefit expenses                                                                  420,352
 Overhead expenses                                                                        311,185
 General and administrative expenses                                                      879,372
                                                                                        ---------
   Total indirect costs                                                                 1,610,909
                                                                                        ---------

Income from operations                                                                    217,497

Other (expense) income:
 Interest income                                                                            2,683
 Miscellaneous                                                                            (12,095)
 Interest expense                                                                         (96,937)
                                                                                        ---------
   Total other (expense)                                                                 (106,349)
                                                                                        ---------

Income before income taxes                                                                111,148

Provision for income taxes-deferred                                                       (28,725)
                                                                                        ---------

Net income                                                                                 82,423
                                                                                        =========

     The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                       STATEMENT OF STOCK HOLDERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                       Additional
                                         Common          Paid-in         Retained
                                          Stock          Capital         Earnings         Total
                                         ------        ----------        ---------      ---------
Balance-December 31, 2003                    10         2,914,450        1,115,337      4,029,797

Net income                                    -                 -           82,423         82,423

Capital (charge) from dissolution
 of parent                                    -           570,323         (881,739)      (311,416)
                                         ------        ----------        ---------      ---------

Balance-December 31, 2004                    10         3,484,773          316,021      3,800,804
                                         ======        ==========        =========      =========

     The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
 Net income                                                                                82,423
 Adjustments to reconcile net income to net cash (used) by operating activities:
       Depreciation and amortization                                                      345,626
       Change in deferred income taxes                                                     (5,246)
       (Increase) decrease in:
         Accounts receivable                                                            2,023,379
         Inventory                                                                       (499,990)
         Cost in excess of billings (contract development cost)                        (4,793,587)
         Other assets                                                                      11,598
       Increase (decrease) in:
         Accounts payable and accrued expenses                                           (423,526)
         Accrued salaries and payroll withholding                                          53,759
         Deferred revenue                                                               2,453,787
                                                                                       ----------
          Total adjustments                                                              (834,200)
                                                                                       ----------
          Net cash (used) by operating activities                                        (751,777)

Cash flows from investing activities:
  Purchase of property and equipment                                                     (205,847)
  Increase in restricted cash                                                          (1,327,468)
                                                                                       ----------
          Net cash (used) by investing activities                                      (1,533,315)

Cash flows from financing activities:
  Proceeds from the line of credit                                                      1,305,545
  Repayments on notes payable                                                            (177,829)
  Increase in due to/from stockholders                                                  1,105,176
  Increase in due to/from related entities                                                161,630
                                                                                       ----------
          Net cash provided by financing activities                                     2,394,522
                                                                                       ----------

Net increase in cash                                                                      109,430

Cash-beginning of year                                                                    152,767
                                                                                       ----------

Cash-end of year                                                                          262,197
                                                                                       ==========

Supplemental cash flow information:
  Cash paid for:
     Interest                                                                              96,937
                                                                                       ==========

     The accompanying notes to financial statements are an integral part of such statements.

                             VALENTEC SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION. Valentec Systems, Inc. was organized under the laws of the State of Louisiana on September 1, 2000 as an ammunition plant facilities contractor.

      On September 25, 2000, Valentec Systems, Inc. established Valentec International as a wholly-owned subsidiary to produce and sell ammunition internationally. Valentec International was dissolved in 2004.

      The financial statements of the Corporation include only the accounts of Valentec Systems, Inc. Its wholly-owned subsidiary was accounted for on the equity method. The Corporation's investment at December 31, 2004 was $-0- as this entity was dissolved.

      Valentec Systems, Inc. was a wholly-owned subsidiary of VTECH Corporation at December 31, 2003. During 2004, VTECH Corporation was dissolved.

      CASH AND CASH EQUIVALENTS. For purposes of financial statement presentation, the Corporation considers all highly liquid debt instruments with initial maturities of ninety days or less to be cash equivalents.

      The Corporation maintains cash balances which may exceed federally insured limits. The Corporation does not believe that this results in any significant credit risk.

      CONTRACT REVENUE. Revenue from fixed-price type contracts is recognized under the percentage-of-completion method of accounting, with costs and estimated profits included in contract revenue as work is performed. If actual and estimated costs to complete a contract indicate a loss, a provision is made currently for the loss anticipated on the contract. Advance payments received are reported in the accompanying balance sheets as deferred revenue.

      Revenue from time and materials type contracts is recognized as costs are incurred at amounts represented by the agreed-upon billing amounts.

      Revenue recognized on contracts for which billings have not been presented to customers is included in the accounts receivable classification on the balance sheet.

      PROPERTY AND EQUIPMENT. Property and equipment are recorded at the original cost to the Corporation. Assets are being depreciated using the double declining balance method over predetermined lives of three to seven years.

      INVENTORY. Inventory is stated at the lower of cost or market value using the average cost method. Inventories at December 31, 2004 consist of:

Raw materials                                       590,815
Shell casings                                       467,450
                                                  ---------
                                                  1,058,265
                                                  =========

      These inventories were generated from excess production under a completed contract and are expected to be sold in a subsequent year. The shell casings will be utilized on a contract for the U.S. Army awarded in early 2005.

      INCOME TAXES. The Corporation files a consolidated federal income tax return utilizing the accrual basis of accounting for tax reporting purposes whereby revenue is recognized when earned and expenses are recognized when incurred. Certain items, primarily accrued expenses and depreciation will affect different periods for financial statement and income tax reporting purposes. Deferred federal and state income taxes are provided for these temporary differences.

      CLASSIFICATION OF EXPENSES. The Corporation classifies expenses into four categories: direct contract costs, fringe benefit expenses, overhead expenses and general and administrative expenses.

      USE OF ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    ACCOUNTS RECEIVABLE

      Accounts receivable consist of billed and unbilled accounts under contracts in progress with governmental units, principally with the Department of Defense and with lessees (refer to Note 6). The components of accounts receivable at December 31, 2004 are:

Billed (including lessees)                           461,447
Unbilled                                           1,185,354
                                                   ---------
                                                   1,646,801
Less-allowance for doubtful accounts                 (47,228)
                                                   ---------
                                                   1,599,573
                                                   =========

      Unbilled accounts receivable relates to work that has been performed for which billings have not been presented to customers. It is anticipated that the unbilled amounts will be collected within the next fiscal year.

3.    NOTE PAYABLE-LINE OF CREDIT

      The Corporation has a line of credit arrangement with two financial institutions which have a maximum borrowing amount of $2,500,000 and expires in May and June 2005. Interest is payable monthly at the institutions' prime rate. The line is secured by substantially all of the assets of the Corporation and personally guaranteed by a stockholder of the Company. At December 31, 2004, $2,255,545 was outstanding to the two institutions. The unused portion of the line of credit was $244,455 at December 31, 2004.

4.    NOTES PAYABLE-STOCKHOLDERS

      The Corporation is indebted under notes payable to the stockholders of the Corporation. The notes bear interest at various rates ranging from 10% to 12% per annum and include accrued interest of $-0-at December 31, 2004. The notes are due on demand and have an outstanding balance of $333,455 at December 31, 2004.

5.    INCOME TAXES

      The components of the provision for income taxes in December 31, 2004 consisted of:

Deferred federal and state income taxes             28,725
                                                    ======

      The Corporation anticipates reporting an approximate loss of $860,000 due to the timing of deductions for cost incurred on contracts. No deferred tax asset has been recognized as of December 31, 2004, but has been fully allowed for by the Corporation.

6.    LEASES

      The Corporation entered into an agreement with the U.S. Army to serve as facility use contractor of the Louisiana Army Ammunition Plant (LAAP) in Minden, Louisiana.

      The Corporation does not pay rent for its space it uses but oversees the property for the U.S. Army. It also pays cost associated with running the LAAP (maintenance, utilities, security and other costs) and receives rent from tenants. The Army must approve all leases.

      If the Corporation receives rent in excess of $2,400,000 per year, it splits that amount equally with the U.S. Army. No payment was due in 2004.

      The Corporation had leases with tenants ranging from seven years to twenty five years. The Corporation recognized rent income in 2004 of $2,697,303.

      The U.S. Government donated the LAAP to the State of Louisiana, Louisiana Military Department in late 2004. Effective with the change in ownership of LAAP, Valentec's agreement with the U.S. Army to act as facility use contractor was terminated. The State of Louisiana undertook that role and Valentec no longer receives rents nor does it incur cost to provide security, etc. for the facility.

      Beginning in January 2005, Valentec entered into a lease with the State of Louisiana, Louisiana Military Department for the space it occupies at LAAP.

      Annual rental payments over the term of the lease are: $360,609-2005; $380,559-2006; $380,559-2007; $380,559-2008; $350,726-2009; and
      $335,809-2010.

7.    PROFIT SHARING PLAN

      The Corporation has adopted a qualified 401(k) Profit Sharing Plan for all present and future eligible employees. The Corporation matches employee contributions, 50 cents for every dollar, up to 3% of salaries and may contribute a discretionary amount annually as determined by the Board of Directors. The contribution is limited to the maximum contribution allowed under the Internal Revenue Service regulations, which is presently 15 % of eligible gross salaries. Plan participants may elect to contribute up to 15 % of their gross annual earnings limited to $7,000, as indexed for inflation. Employees vest 100% in all salary reduction contributions. The Corporation's matching and discretionary contributions vest 100% after two years of service. The Corporation contributed $-0-for the year ended December 31, 2004, respectively, as a match to employees and did not make any annual discretionary contributions for either year.

8.    RELATED PARTY

      The Corporation's stockholders also control other companies whose operations are similar to those of the Corporation. The Corporation purchases and sells materials and services to these entities. Following is a summary of transactions and balances with affiliates for the years ended December 31, 2004:

Consulting services with an affiliate                              846,276
Due to affiliates (included in accounts payable and accrued
expenses in the accompanying balance sheet)                        885,469

      There were no sales or purchases with affiliated companies.

9.    CONTRACT STATUS

      The Corporation has provided contracted services to the government under fixed price contracts. In these types of contracts, prices are not subject to any adjustment on the basis of costs incurred to perform the required work. The award of any negotiated contract in excess of $100,000 ($500,000 for DOD, NASA and Coast Guard) with certain exemptions as provided by regulation, requires certification by the contractor that cost and pricing data used to negotiate the final price is current, accurate and complete. This certification entitles the government to a price adjustment, including profit or fee, of any significant amount by which the price was increased because of defective data. The Corporation is also restricted in the amount it can bill under contract until it has passed its first article (inspection). That limit is 10% of the contract amount. The Corporation, in the normal course of business, periodically reviews its cost estimates and experience on all contracts. In the opinion of management, the potential for any price adjustment on open contracts is remote and, if adjusted, would not have a material effect on the Corporation's financial position or results of operations for the period.

      BACKLOG. The Corporation has authorized but uncompleted contracts on hand for which work is in progress at December 31, 2004 approximately as follows:

Total contract price of initial contract awards including exercised
  options and approved change orders (modifications)                         23,473,974
Completed to date                                                             2,278,912
                                                                             ----------
Authorized backlog                                                           21,195,062 *
                                                                             ==========

* Included in this amount is $16,745,000 contract from a related party (a stockholder).

10.   DEVELOPMENT COST

      The Corporation incurred development cost associated with four contracts of $6,261,978 at 2004. These costs are anticipated to be allocated to those contracts during 2005 and 2006 when production is started. The cost relates to the following contracts:

Cardom                                                  1,490,264
Illumination product startup                              857,122
M235                                                    1,041,679
Keshet                                                  2,872,913
                                                        ---------
                                                        6,261,978
                                                        =========

11.   RESTRICTED CASH/DUE TO STOCKHOLDER

      The restricted cash is in a foreign bank account and was deposited by a stockholder in regard to a particular contract of Valentec. The job has been completed and the funds are expected to be released in 2005. Once those funds are released, the amount due to stockholder for the same amount will be paid. It is anticipated that the funds will be released directly to the stockholder.